--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                      001-16505              58-2350980
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

               1114 First Avenue                                10021
               New York, New York                            (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Form 8-K of The Smith & Wollensky Restaurant Group, Inc. (the
"Company"), dated October 29, 2004, and filed on November 4, 2004, is hereby amended to include Exhibits 7.1 and 7.2. The Company notes that with respect to the determination on October 29, 2004, which is referenced in
Exhibit 7.2, such determination was made following consultation with KPMG LLP prior to such date.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.           Description of document
--------------------------------------------------------------------------------
7.1*                  Correspondence from BDO Seidman, LLP to the Securities and
                      Exchange Commission, dated as of November 5, 2004, regarding non-reliance upon a previously issued audit report or completed interim review

7.2* Correspondence from KPMG LLP to the Securities and Exchange Commission, dated as of November 8, 2004, regarding non-reliance upon a previously issued audit report or completed interim review
* Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By: /s/ Alan M. Mandel
                                        ----------------------------------------
                                        Alan M. Mandel
                                        Chief Financial Officer, Executive Vice
                                        President of Finance, Treasurer and
                                        Secretary


Date:   November 8, 2004

                                Index to Exhibits
                                -----------------

Exhibit No.           Description of document
--------------------------------------------------------------------------------
7.1*                  Correspondence from BDO Seidman, LLP to the Securities and
                      Exchange Commission, dated as of November 5, 2004, regarding non-reliance upon a previously issued audit report or completed interim review

7.2* Correspondence from KPMG LLP to the Securities and Exchange Commission, dated as of November 8, 2004, regarding non-reliance upon a previously issued audit report or completed interim review
* Filed herewith.